                                                                 EXHIBIT 10.109







===============================================================================





                            NOTE PURCHASE AGREEMENT

                          Dated as of February 9, 1998

                                     Among

                                ATLAS AIR, INC.,

                           WILMINGTON TRUST COMPANY,

                   as Pass Through Trustee under each of the
                       Pass Through Trust Agreements, as
                    Subordination Agent and as Paying Agent,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,

                                as Escrow Agent






===============================================================================

                        INDEX TO NOTE PURCHASE AGREEMENT

                                                                            Page
                                                                            ----
SECTION 1.  Financing of Aircraft............................................ 3
SECTION 2.  Conditions Precedent............................................. 8
SECTION 3.  Representations and Warranties................................... 8
SECTION 4.  Covenants....................................................... 13
SECTION 5.  Notices......................................................... 14
SECTION 6.  Expenses........................................................ 14
SECTION 7.  Further Assurances.............................................. 15
SECTION 8.  Miscellaneous................................................... 15
SECTION 9.  Governing Law................................................... 16


                                   Schedules
                                   ---------

Schedule I                 Aircraft and Scheduled Delivery Months
Schedule II                Pass Through Trust Agreements
Schedule III               Deposit Agreements
Schedule IV                Escrow and Paying Agent Agreements
Schedule V                 Mandatory Document Terms
Schedule VI                Mandatory Economic Terms
Schedule VII               Aggregate Amortization Schedule

                                     Annex
                                     -----

Annex A                    Definitions

                                    Exhibits
                                    --------

Exhibit A-1                Form of Leased Aircraft Participation Agreement
Exhibit A-2                Form of Lease
Exhibit A-3                Form of Leased Aircraft Indenture
Exhibit A-4                Form of Aircraft Purchase Agreement Assignment
Exhibit A-5                Form of Leased Aircraft Trust Agreement
Exhibit B                  Form of Delivery Notice
Exhibit C-1                Form of Owned Aircraft Participation Agreement
Exhibit C-2                Form of Owned Aircraft Indenture

                            NOTE PURCHASE AGREEMENT

                  This NOTE PURCHASE AGREEMENT, dated as of February 9, 1998, among (i) ATLAS AIR, INC., a Delaware corporation (the "Company"), (ii) WILMINGTON TRUST COMPANY ("WTC"), a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity together with its successors in such capacity, the "Pass Through Trustee") under each of the three separate Pass Through Trust Agreements (as defined below), (iii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, as subordination agent and trustee (in such capacity together with its successors in such capacity, the "Subordination Agent") under the Intercreditor Agreement (as defined below), (iv) FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the "Escrow Agent") under each of the Escrow Agreements (as defined below), and (v) WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Paying Agent (in such capacity together with its successors in such capacity, the "Paying Agent") under each of the Escrow Agreements.

                              W I T N E S S E T H:

                  WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;

                  WHEREAS, the Company has obtained commitments from the Airframe Manufacturer pursuant to the Purchase Agreement for the delivery of the 5 aircraft listed in Schedule I hereto (together with any aircraft substituted therefor in accordance with the Purchase Agreement and this Agreement prior to the delivery thereof, the "Aircraft");

                  WHEREAS, pursuant to the Pass Through Trust Agreements set forth in Schedule II hereto, and concurrently with the execution and delivery of this Agreement, separate grantor trusts (collectively, the "Pass Through Trusts" and, individually, a "Pass Through Trust") have been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (collectively, the "Certificates") to provide for all or a portion of the financing of the Aircraft;

                  WHEREAS, the Company has entered into the Placement Agreement dated as of January 27, 1998 (the "Placement Agreement") with the several placement agents (the "Placement Agents") named therein, which provides that the Company will cause each Pass Through Trustee to issue and sell the Certificates to the Placement Agents;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Escrow Agents and the Depositary entered into the Deposit Agreements set forth in Schedule III hereto (the "Deposit Agreements") whereby the applicable Escrow Agent agreed to direct the Placement Agents to make certain deposits referred to therein on the Issuance Date (the "Initial Deposits") and to permit the applicable Pass Through Trustee to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the "Deposits"), (ii) the Company and the Depositary entered into the Indemnity Agreement, dated as of the date hereof (the "Indemnity Agreement") and (iii) the Pass Through Trustees, the Placement Agents, the Paying Agents and the Escrow Agents entered into the Escrow and Paying Agent Agreements set forth in Schedule IV hereto (the "Escrow Agreements") whereby, among other things, (a) the Placement Agents agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the applicable Escrow Agent and (b) the applicable Escrow Agent, upon the Depositary receiving such amount, has agreed to deliver escrow receipts to be affixed to each Certificate;

                  WHEREAS, prior to the delivery of each Aircraft, the Company will determine whether to enter into a leveraged lease transaction as lessee with respect to such Aircraft (a "Leased Aircraft") or to purchase as owner such Aircraft (an "Owned Aircraft") and will give to the Pass Through Trustee a Delivery Notice (as defined below) specifying its election;

                  WHEREAS, upon receipt of a Delivery Notice with respect to an Aircraft, subject to the terms and conditions of this Agreement, the applicable Pass Through Trustees will enter into the applicable Financing Agreements relating to such Aircraft;

                  WHEREAS, upon the delivery of each Aircraft, each Pass Through Trustee will fund its purchase of Equipment Notes with the proceeds of one or more Deposits withdrawn by the applicable Escrow Agent under the related Deposit Agreement bearing the same interest rate as the Certificates issued by such Pass Through Trust; and

                  WHEREAS, concurrently with the execution and delivery of this Agreement, (i) ABN AMRO Bank N.V., acting through its Chicago Branch, a bank organized under the laws of the Netherlands, entered into a revolving credit agreement for the benefit of the Certificateholders of the Class A Pass Through Trust and Morgan Stanley Capital Services, Inc. entered into two revolving credit agreements for the benefit of the Certificateholders of the Class B Pass Through Trust and the Class C Pass Through Trust, in each case with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust (ABN AMRO Bank N.V., Chicago Branch, and Morgan Stanley Capital Services, Inc. are collectively referred to herein as the "Liquidity Providers", and the revolving credit agreements as the "Liquidity Facilities") and (ii) the Pass Through Trustee, the Liquidity Providers and the Subordination Agent entered into the Intercreditor Agreement, dated as of the date hereof (the "Intercreditor Agreement");

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Financing of Aircraft. (a) The Company confirms that it has entered into the Purchase Agreement with the Airframe Manufacturer pursuant to which the Company has agreed to purchase, and the Airframe Manufacturer has agreed to deliver, the Aircraft, all on and subject to terms and conditions specified in the Purchase Agreement. The currently scheduled delivery dates for the Aircraft are set forth in Schedule 1. The Company agrees to finance the Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the relevant Financing Agreements.

                  (b) In furtherance of the foregoing, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days' prior notice (a "Delivery Notice") of the scheduled delivery date (the "Scheduled Delivery Date") (or, in the case of a substitute Delivery Notice under Section 1(d) or (e) hereof, one Business Day's prior notice) in respect of each Aircraft under the Purchase Agreement, which notice shall:

                    (i) specify whether the Company has elected to treat such Aircraft as a Leased Aircraft or an Owned Aircraft;

                   (ii) specify the Scheduled Delivery Date of such Aircraft (which shall be a Business Day before the Cut-off Date and, except as provided in Section 1(e) hereof, the date (the "Funding Date") on which the financing therefor in the manner provided herein shall be consummated);

                  (iii) instruct the Pass Through Trustee to instruct the relevant Escrow Agent to provide a Notice of Purchase Withdrawal to the Depositary with respect to the Equipment Notes to be issued in connection with the financing of such Aircraft;

                   (iv) instruct the Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Funding Date specified in such Delivery Notice and to perform its obligations thereunder;

                    (v) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by the Pass Through Trustee, in connection with the financing of such Aircraft scheduled to be delivered on such Funding Date (which shall in all respects comply with the Mandatory Economic Terms); and

                   (vi) if such Aircraft is to be a Leased Aircraft, certify that the related Owner Participant (A) is not an Affiliate of the Company (unless prior Rating Agency Confirmation permitting the use of an Affiliate has been obtained) and (B) based on the representations of such Owner Participant, is either (1) a Qualified Owner Participant or (2) any other person the obligations of which under the Owner Participant Agreements (as defined in the applicable Participation Agreement) are guaranteed by a Qualified Owner Participant.

                  (c) Upon receipt of a Delivery Notice, the Pass Through Trustees shall, and shall cause the Subordination Agent to, enter into and perform their obligations under the Participation Agreement specified in such Delivery Notice, provided that such Participation Agreement and the other Lease Financing Agreements or Owner Financing Agreements to be entered into pursuant to such Participation Agreement shall be in the forms thereof annexed hereto in all material respects with such changes therein as shall have been requested by the related Owner Participant (in the case of Lease Financing Agreements) or by the placement agents of the Series D Equipment Notes, if any (in the case of the Owner Financing Agreements), agreed to by the Company and, if modified in any material respect (other than modifications affecting only the Owner Participants and modifications that do not materially and adversely affect the Certificateholders), as to which Rating Agency Confirmation shall have been obtained from each Rating Agency by the Company (to be delivered by the Company to the applicable Pass Through Trustee on or before the relevant Delivery Date, it being understood that if Rating Agency Confirmation shall have been received with respect to any Financing Agreements and such Financing Agreements are utilized for subsequent Aircraft (or Substitute Aircraft) without material modifications, no additional Rating Agency Confirmation shall be required); provided, however, that the relevant Financing Agreements as executed and delivered shall not vary the Mandatory Economic Terms and shall contain the Mandatory Document Terms. Notwithstanding the foregoing, if any Financing Agreement annexed hereto shall not have been reviewed by either Rating Agency prior to the Issuance Date, then, prior to the use thereof in connection with the financing of any Aircraft hereunder, the Company shall obtain from each Rating Agency a confirmation that the use of such Financing Documents would not result in (x) a reduction of the rating for any Class of Certificates below the then current rating for such Class of Certificates or (y) a withdrawal or suspension of the rating of any Class of Certificates. With respect to each Aircraft, the Company shall cause Wilmington Trust Company (or such other person that meets the eligibility requirements to act as loan trustee under the Leased Aircraft Indenture or Owned Aircraft Indenture) to execute as Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of any Rating Agency, the Company shall deliver or cause to be delivered to each Rating Agency a true and complete copy of each Financing Agreement relating to the financing of each Aircraft together with a true and complete set of the closing documentation (including legal opinions) delivered to the related Loan Trustee, Subordination Agent and Pass Through Trustee under the related Participation Agreement.

                  (d) If after giving any Delivery Notice, there shall be a delay in the delivery of an Aircraft, or if on the Scheduled Delivery Date of an Aircraft the financing thereof in the manner contemplated hereby shall not be consummated for whatever reason, the Company shall give the parties hereto prompt notice thereof. Concurrently with the giving of such notice of postponement or subsequently, the Company shall give the parties hereto a substitute Delivery Notice specifying the date to which such delivery and related financing shall have been re-scheduled (which shall be a Business Day before the Cut-off Date on which the Escrow Agents shall be entitled to withdraw one or more Deposits under each of the applicable Deposit Agreements to enable each applicable Pass Through Trustee to fund its purchase of the related Equipment Notes). Upon receipt of any such notice of postponement, each applicable Pass Through Trustee shall comply with its obligations under Section
5.01 of each of the Trust Supplements and thereafter the financing of the relevant Aircraft shall take place on the re-scheduled Delivery Date therefor (all on and subject to the terms and conditions of the relevant Financing Agreements) unless further postponed as provided herein.

                  (e) Anything in this Section 1 to the contrary notwithstanding, the Company shall have the right at any time on or before the Scheduled Delivery Date of any Aircraft, and subsequent to its giving a Delivery Notice therefor, to postpone the Scheduled Delivery Date of such Aircraft so as to enable the Company to change its election to treat such Aircraft as a Leased Aircraft or an Owned Aircraft by written notice of such postponement to the other parties hereto. The Company shall subsequently give the parties hereto a substitute Delivery Notice complying with the provisions of Section 1(b) hereof and specifying the new Funding Date for such postponed Aircraft (which shall be a Business Day occurring before the Cut-off Date and on which the Escrow Agents shall be entitled to withdraw Deposits under each of the applicable Deposit Agreements sufficient to enable each applicable Pass Through Trustee to fund its purchase of the related Equipment Notes). In addition, the Company shall have the further right, anything in this Section 1 to the contrary notwithstanding, to accept delivery of an Aircraft under the Purchase Agreement on the Delivery Date thereof by utilization of bridge financing of such Aircraft and promptly thereafter give the parties hereto a Delivery Notice specifying a Funding Date not later than 60 days after the Delivery Date of such Aircraft and no later than the Cut-off Date and otherwise complying with the provisions of Section 1(b) hereof. All other terms and conditions of this Note Purchase Agreement shall apply to the financing of any such Aircraft on the re-scheduled Funding Date therefor except (i)the re-scheduled Funding Date shall be deemed the Delivery Date of such Aircraft for all purposes of this Section 1 and (ii)the related Financing Agreements shall be amended to reflect the original delivery of such Aircraft to the Company.

                  (f) If the Scheduled Delivery Date for any Aircraft is delayed (a) more than 60 days beyond the last day of the month set forth opposite such Aircraft under the heading "Scheduled Delivery Months" in
Schedule I hereto or (b) beyond the Delivery Period Termination Date, the Company may identify for delivery a substitute aircraft therefor meeting the following conditions (a "Substitute Aircraft"): (i) a Substitute Aircraft must be a Boeing 747-400F aircraft manufactured after 1993, so long as after giving effect thereto such substitution does not vary the Mandatory Economic Terms, and (ii) the Company shall be obligated to obtain Rating Agency Confirmation in respect of the replacement of any Aircraft by Substitute Aircraft. Upon the satisfaction of the conditions set forth above with respect to a Substitute Aircraft, the Aircraft to be replaced shall cease to be subject to this Agreement and all rights and obligations of the parties hereto concerning such Aircraft shall cease, and such Substitute Aircraft shall become and thereafter be subject to the terms and conditions of this Agreement to the same extent as such Aircraft.

                  (g) The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft or Substitute Aircraft, other than the Company's obligation, if any, to pay the Deposit Make-Whole Premium pursuant to Section 4(a)(i) of this Agreement.

                  (h) The parties agree that if, in connection with the delivery of an Aircraft or Substitute Aircraft, any Owner Participant who is to be a party to any Lease Financing Agreement or Special Financing Agreement shall not be a "Citizen of the United States" within the meaning of Section 40102(a)(15) of the Act, then the applicable Lease Financing Agreements shall be modified, consistent with the Mandatory Document Terms, to require such Owner Participant to enter into a voting trust, voting powers, control rights or similar arrangement satisfactory to the Company that (A) enables such Aircraft or Substitute Aircraft to be registered in the United States and (B) complies with the FAA regulations issued under the Act applicable thereto.

                  (i) Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Equipment Notes of any series to any Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the related Deposit Agreement.

                  SECTION 2. Conditions Precedent. The obligation of the Pass Through Trustees to enter into, and to cause the Subordination Agent to enter into, any Participation Agreement as directed pursuant to a Delivery Notice and to perform its obligations under such Participation Agreement is subject to satisfaction of the following conditions:

                  (a)  no Triggering Event shall have occurred; and

                  (b) the Company shall have delivered to each such Pass Through Trustee and each Liquidity Provider a certificate stating that
         (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement do not vary the Mandatory Economic Terms and contain the Mandatory Document Terms and (ii)any substantive modification of such Financing Agreements from the forms thereof attached to this Agreement do not materially and adversely affect the Certificateholders, and such certification shall be true and correct; and

                  (c) The Company shall have delivered to each Pass Through Trustee and each Liquidity Provider a certificate stating that the Company has previously deposited with the Depositary any and all Delay Increase Amounts required to be deposited pursuant to Section 3(a) of the Indemnity Agreement and that the Maturity Date or Rescheduled Maturity Date, as the case may be, for each Deposit relating to an Aircraft with respect to which a Delivery Notice has been delivered hereunder is a date occurring on or after the Funding Date specified in such Delivery Notice, and such certification shall be true and correct. For purposes of this Section 2(c), the terms "Delay Increase Amount," "Maturity Date" and "Rescheduled Maturity Date" shall have the meanings specified in the Indemnity Agreement.

                  Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee to purchase Equipment Notes shall terminate on the Cut-off Date.

                  SECTION 3. Representations and Warranties. (a) The Company represents and warrants that:

                    (i) the Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a "citizen of the United States" as defined in 49 U.S.C. Section 40102 and a U.S. Air Carrier, and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Agreement and each Financing Agreement to which it will be a party;

                   (ii) the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under this Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

                  (b)  WTC represents and warrants that:

                  (i) WTC is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a "citizen of the United States" as defined in 49 U.S.C. Section 40102, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Agreement and each Financing Agreement to which it will be a party;

                   (ii) the execution and delivery by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Agreement and the performance by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Agreement have been duly authorized by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound;
          and

                  (iii) this Agreement constitutes the legal, valid and binding obligations of WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

                  (c) The Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in
Section 7.15 of each Pass Through Trust Agreement set forth on Schedule II hereto are true and correct as of the date hereof.

                    (d) The Subordination Agent represents and warrants that:

                    (i) the Subordination Agent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Agreement and each Financing Agreement to which it is or will be a party;

                   (ii) this Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                  (iii) none of the execution, delivery and performance by the Subordination Agent of this Agreement contravenes any law, rule or regulation of the State of Delaware or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene the Subordination Agent's articles of association or by-laws or result in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

                   (iv) neither the execution and delivery by the Subordination Agent of this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Delaware governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

                    (v) there are no Taxes payable by the Subordination Agent imposed by the State of Delaware or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and

                   (vi) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement.

                  (e) The Escrow Agent represents and warrants that:

                    (i) the Escrow Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement, each Deposit Agreement and each Escrow Agreement and to carry out the obligations of the Paying Agent under each of the Escrow Agreements;

                   (ii) the execution and delivery by the Escrow Agent of each of the Escrow Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) each of the Escrow Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

                    (f) The Paying Agent represents and warrants that:

                    (i) the Paying Agent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the full corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each Escrow Agreement and to carry out the obligations of the Paying Agent under each of the Escrow Agreements;

                   (ii) the execution and delivery by the Paying Agent of each of the Escrow Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) each of the Escrow Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

                  SECTION 4. Covenants. (a) The Company covenants with each of the other parties hereto that:

                    (i) on the date that the Depositary is obligated to pay the amount of the Final Withdrawal to the Paying Agent pursuant to a Deposit Agreement relating to any Trust, the Company shall pay to the Pass Through Trustee of such Trust no later than 12:30 p.m. (New York time) an amount equal to the Deposit Make-Whole Premium, if any, required to be paid in respect of such Final Withdrawal amount;

                   (ii) subject to Section 4(a)(iv) of this Agreement, the Company shall at all times maintain its corporate existence and shall not wind up, liquidate or dissolve or take any action, or fail to take any action, that would have the effect of any of the foregoing;

                  (iii) the Company shall at all times remain a U.S. Air Carrier (as defined in the Financing Agreements) and shall at all times be otherwise certificated and registered to the extent necessary to entitle (i) in the case of Leased Aircraft, the Owner Trustee (and the Loan Trustee as assignee of the Owner Trustee's rights under each Lease) to the rights afforded to lessors of aircraft equipment under
         Section 1110 and (ii) in the case of Owned Aircraft, the Loan Trustee to the rights afforded to secured parties of aircraft equipment under
         Section 1110;

                   (iv) Section 13.2.1 of each Lease is hereby incorporated by reference herein;

                    (v) the Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-off Date no later than one Business Day after the date thereof; such notice to refer specifically to the Pass Through Trustee's obligation to assign, transfer and deliver all of its right, title and interest to the Trust Property (as defined in each Pass Through Trust Agreement) to the trustee of the Related Trust (as defined in each

         Pass Through Trust Agreement) in accordance with Section 11.01 of each Pass Through Trust Agreement; and

                   (vi) the Company shall not issue Series D Equipment Notes pursuant to any Owned Aircraft Indenture unless it shall have obtained written confirmation from each Rating Agency that the issuance of such Series D Equipment Notes will not result in (i) a reduction of the rating for any Class of Certificates below the then current rating for such Class of Certificates or (ii) a withdrawal or suspension of the rating of any Class of Certificates.

                  (b) WTC, in its individual capacity, covenants with each of the other parties to this Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a "citizen of the United States" as defined in 49 U.S.C. Section 40102 and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon WTC giving any such notice, WTC shall, subject to Section 8.02 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.

                  SECTION 5. Notices. Unless otherwise specifically provided herein, all notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective upon being delivered personally or, if promptly confirmed by mail, when dispatched by facsimile or other written telecommunication, addressed to such party hereto at its address or facsimile number set forth below the signature of such party at the foot of this Agreement.

                  SECTION 6. Expenses. (a) The Company agrees to pay to the Subordination Agent when due an amount or amounts equal to the fees payable to the relevant Liquidity Provider under Section 2.03 of each Liquidity Facility and the related Fee Letter (as defined in the Intercreditor Agreement) multiplied by a fraction the numerator of which shall be the then outstanding aggregate amount of the Deposits under the Deposit Agreements and the denominator of which shall be the sum of (x) the then outstanding aggregate principal amount of the Series A Equipment Notes, Series B Equipment Notes and Series C Equipment Notes issued under all of the Indentures and (y) the then outstanding aggregate amount of the Deposits under the Deposit Agreements.

                  (b) So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay (i) to the Subordination Agent when due (A) the amount equal to interest on any Downgrade Advance payable under
Section 3.07(e) of each Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding, (B) the amount equal to interest on any Non-Extension Advance payable under Section 3.07(f) of the ABN AMRO Liquidity Facility minus Investment Earnings while such Non-Extension Advance shall be outstanding and (C) any other amounts owed to the Liquidity Provider by the Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (A) or (B)), (ii) all compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements, (iii) all compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement and (iv) in the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith. For purposes of this Section 6(b), the terms "Applied Downgrade Advance", "Downgrade Advance" and "Investment Earnings" shall have the meanings specified in each Liquidity Facility and "Non-Extension Advance" and "Applied Non-Extension Advance" shall have the meanings specified in the ABN AMRO Liquidity Facility.

                  SECTION 7. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Agreement.

                  SECTION 8. Miscellaneous. (a) Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the

Pass Through Trustee, and the Company's, the Subordination Agent's, the Escrow Agent's, the Paying Agent's and the Pass Through Trustee's obligations under any and all thereof, shall survive the expiration or other termination of this Agreement and the other agreements referred to herein.

                  (b) This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow Agreements, the Paying Agent and its successors as Paying Agent under the Escrow Agreements and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

                  (c) This Agreement is not intended to, and shall not, provide any person not a party hereto (other than the Placement Agents and each of the beneficiaries of Section 6 hereof) with any rights of any nature whatsoever against any of the parties hereto, and no person not a party hereto (other than the Placement Agents and each of the beneficiaries of Section 6 hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Agreement.

                  SECTION 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    ATLAS AIR, INC.


                                    By: /s/
                                        -----------------------------
                                        Name:
                                        Title:

                                    Address:   538 Commons Drive
                                               Golden, Colorado  80401
                                               Attention:  Chief Financial
                                                           Officer
                                               Facsimile:  (303) 526-5051


                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity,
                                    except as otherwise provided
                                    herein, but solely as Pass Through
                                    Trustee, Loan Trustee,
                                    Subordination Agent and Paying
                                    Agent, as applicable


                                    By: /s/
                                        -----------------------------
                                        Name:
                                        Title:

                                     Address:  One Rodney Square
                                               1100 North Market Street
                                               Wilmington, Delaware  19890-0001
                                               Attention: Corporate Trust
                                                          Administration

                                     FIRST SECURITY BANK, NATIONAL
                                         ASSOCIATION, AS ESCROW AGENT

                                     By: /s/
                                        -----------------------------
                                     Name:
                                     Title:

                                     Address:  79 South Main Street
                                               Salt Lake City, Utah 84111
                                               Attention: Corporate Trust
                                                          Department

                                 SCHEDULE I to
                            Note Purchase Agreement
                            -----------------------

                     AIRCRAFT AND SCHEDULED DELIVERY MONTHS

   Aircraft                         Scheduled
     Type                         Delivery Month
---------------                  ------------------

Boeing 747-400F                   July 1998
Boeing 747-400F                   August 1998
Boeing 747-400F                   October 1998
Boeing 747-400F                   November 1998
Boeing 747-400F                   December 1998

                                 SCHEDULE II to
                            Note Purchase Agreement
                            -----------------------

                         PASS THROUGH TRUST AGREEMENTS


Pass Through Trust Agreement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of Atlas Air Pass Through Trust, Series 1998-1A-O.

Pass Through Trust Agreement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of Atlas Air Pass Through Trust, Series 1998-1B-O.

Pass Through Trust Agreement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of Atlas Air Pass Through Trust, Series 1998-1C-O.

                                SCHEDULE III to
                            Note Purchase Agreement
                            -----------------------

                               DEPOSIT AGREEMENTS


Deposit Agreement (Class A) dated as of the Issuance Date between the Depositary and the Escrow Agent.

Deposit Agreement (Class B) dated as of the Issuance Date between the Depositary and the Escrow Agent.

Deposit Agreement (Class C) dated as of the Issuance Date between the Depositary and the Escrow Agent.

                                 SCHEDULE IV to
                            Note Purchase Agreement
                            -----------------------

                       ESCROW AND PAYING AGENT AGREEMENTS


Escrow and Paying Agent Agreement (Class A) dated as of the Issuance Date among the Escrow Agent, the Placement Agents, the Pass Through Trustee and the Paying Agent.

Escrow and Paying Agent Agreement (Class B) dated as of the Issuance Date among the Escrow Agent, the Placement Agents, the Pass Through Trustee and the Paying Agent.

Escrow and Paying Agent Agreement (Class C) dated as of the Issuance Date among the Escrow Agent, the Placement Agents, the Pass Through Trustee and the Paying Agent.

                                 SCHEDULE V to
                            Note Purchase Agreement

                            MANDATORY DOCUMENT TERMS


1. May not modify in any material adverse respect the Granting Clause of the Trust Indenture Form so as to deprive the Note Holders, the Loan Participants or the Indenture Indemnitees of a first priority security interest in and mortgage lien on the Aircraft and the Lease or to eliminate any of the obligations secured thereby or otherwise modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Article II or III or Section 4.02, 4.03, 4.04, 5.02, 5.06, 9.01(b), 10.04, 10.11 or 10.12 of the Trust
         Indenture Form.

2. May not modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Section 3.2.1(e), 3.3(c), 4.7, the final sentence of 7.1.1, 10.3.1(d)(ii), 13.3, 16, 18.3 or
         18.7(a) or Clause D of Annex D of the Lease Form or otherwise modify the terms of the Lease Form so as to deprive the Mortgagee of rights expressly granted to the "Mortgagee" therein.

3. May not modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Section 5.1.9, 5.1.10, 5.1.11, 5.1.12, 7.5, 12, 15.8(a) or 15.9 of the Participation Agreement Form or of the provisions of Section 5.1.2(xxiii) or 10.1.1(a)(iv) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Loan Participant or the Mortgagee, as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or of the provisions of Section 7.6.11(a)(ii) of the Participation Agreement Form as regards the rights of the Mortgagee thereunder or otherwise modify the terms of the Participation Agreement Form to deprive the Trustees, the Subordination Agent, the Liquidity
         Providers or the Mortgagee of any indemnity or right of reimbursement in its favor for Expenses or Taxes.

4. May not modify, in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee, the definition of "Make Whole Amount" in Annex A to the Participation Agreement Form.

Notwithstanding the foregoing, any such Mandatory Document Term may be modified to correct or supplement any such provision which may be defective or to cure any ambiguity or correct any mistake, provided that any such action shall not materially adversely affect the interests of the Note Holders, the Subordination Agent, the Liquidity Providers, the Mortgagee or the Certificateholders.

                                 SCHEDULE VI to
                            Note Purchase Agreement
                            -----------------------

                            MANDATORY ECONOMIC TERMS
                            ------------------------


Equipment Notes


Obligor:  Atlas Air or an Owner Trust

Maximum Principal Amount:

         The maximum principal amount of all Equipment Notes issued with respect to an Aircraft shall not exceed the maximum principal amount of Equipment Notes indicated for such Aircraft as set forth in the Offering Memorandum in "Offering Memorandum Summary--Summary of Terms of Certificates--Equipment Notes and the Aircraft" under the column "Maximum Principal Amount of Equipment Notes".

Aggregate Maximum Principal Amount:

         For all Boeing 747-400F Aircraft   $538,915,000

         The aggregate original principal amount of all Equipment Notes for all Aircraft shall not exceed the aggregate face amount of all Certificates issued on the Issuance Date.

         The aggregate original principal amount of all Equipment Notes of any series shall not exceed the aggregate face amount of all Certificates of the related Class issued on the Issuance Date.

Initial Loan to Aircraft Value (with the value of any Aircraft equal to the value for such Aircraft set forth in the Offering Memorandum in "Offering Memorandum Summary--Summary of Terms of Certificates--Equipment Notes and the Aircraft" under the column "Appraised Value"):

         Series A:  not in excess of 38.1%

         Series B:  not in excess of 52.8%

         Series C:  not in excess of 68.4%

Initial Average Life (in years) for each Boeing 747-400F Aircraft from the Issuance Date:

         Series A:  not less than 11.5 years or more than 15 years

         Series B:  not less than 8.5 years or more than 12 years

         Series C:  not less than 4.5 years or more than 7.5 years

Average Life (in years):

         As of the Delivery Period Termination Date (or if earlier, the date of the occurrence of a Triggering Event), the average life of the Class A Certificates, the Class B Certificates and the Class C Certificates shall not be less than, respectively, 13.5 years, 10 years and 5 years or shall not extend beyond, respectively, 15 years, 11 years and 6.5 years from the Issuance Date (computed without regard to the acceleration of any Equipment Notes and after giving effect to any special distribution on the Certificates thereafter required in respect of unused Deposits).

Final Expected Regular Distribution Date:

         Series A:  not in excess of 20 years from the Issuance Date

         Series B:  not in excess of 16 years from the Issuance Date

         Series C:  not in excess of 12 years from the Issuance Date

Debt Rate (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears):

         Series A:  7.38%

         Series B:  7.68%

         Series C:  8.01%

                  The interest rate applicable to each Series of Equipment Notes must be equal to the rate applicable to the Certificates issued by the corresponding Pass Through Trust.

Payment Due Rates:                      Debt Rate plus 2% per annum

Payment Dates:                          January 2 and July 2

Make-Whole Amounts:                     As provided in Article II of the form of
                                        Trust Indenture marked as Exhibit A-3
                                        of the Note Purchase Agreement (the
                                        "Trust Indenture Form") or the Owned
                                        Aircraft Indenture marked as Exhibit
                                        C-2 of the Note Purchase Agreement

Redemption and                          As provided in Article II of the Trust
Purchase:                               Indenture Form

Lease

Term: The Base Lease Term shall expire by its terms on or after final maturity date of the related Series A Equipment Notes

Lease Payment Dates:                    January 2 and July 2

Minimum Rent:                           Basic Rent due and payable on each
                                        Payment Date shall be at least
                                        sufficient to pay in full, as of such
                                        Payment Date (assuming timely payment
                                        of the related Equipment Notes prior to
                                        such Date), the aggregate principal
                                        amount of scheduled installments due on
                                        the related Equipment Notes outstanding
                                        on such Payment Date, together with
                                        accrued and unpaid interest thereon

Supplemental Rent:                      Sufficient to cover the sums described
                                        in clauses (a) through (d) of such term
                                        as defined in Annex A to the form of
                                        Lease (the "Lease Form") marked as
                                        Exhibit A-2 of the Note Purchase
                                        Agreement

Stipulated Loss Value:                  At all times equal to or greater than
                                        the then outstanding principal amount
                                        of the related Equipment Notes together
                                        with accrued interest thereon

Termination Value:                      At all times equal to or greater than
                                        the then outstanding principal amount
                                        of the related Equipment Notes together
                                        with accrued interest thereon

All-risk Hull                           Not less than the Stipulated Loss Value,
Insurance:                              subject to Lessee's right to self-insure
                                        on terms no more favorable to Lessee in
                                        any material respect than those set
                                        forth in Section G of Annex D to the
                                        Lease Form

Minimum Liability                       As set forth in Schedule 1 to the Lease
Insurance Amount:                       Form

Past Due Rate:                          As set forth in Schedule 1 to the Lease
                                        Form

SLV Rate:                               As set forth in Schedule 1 to the Lease
                                        Form

Participation Agreement

         Mortgagee, Subordination Agent, Liquidity Providers, Pass Through Trustees, Escrow Agents and Note Holders shall be indemnified against Expenses and Taxes to the extent set forth in Section 9 of the form of the Participation Agreement marked as Exhibit A-1 to the Note Purchase Agreement (the "Participation Form")

                                SCHEDULE VII to
                            Note Purchase Agreement
                            -----------------------

                        AGGREGATE AMORTIZATION SCHEDULE


                                          1998-1A Trust                 1998-1B Trust           1998-1C Trust
                                            Scheduled                     Scheduled                Scheduled
                                            Principal                     Principal                Principal
     Date                                    Payment                       Payment                  Payment
-------------------                    --------------------          -------------------     --------------------

January 2, 1999                            $ 2,397,500                  $ 3,848,330             $ 9,840,000

July 2, 1999                                 1,202,214                      462,390               1,857,739

January 2, 2000                              4,802,928                      924,780               8,946,554

July 2, 2000                                 1,202,214                      462,390               1,929,568

January 2, 2001                              4,802,928                      924,780               9,654,226

July 2, 2001                                 1,202,214                      462,390               1,977,429

January 2, 2002                              4,802,928                      924,780              10,368,798

July 2, 2002                                 1,202,214                      462,390               2,013,610

January 2, 2003                              3,600,714                    1,225,560              10,351,430

July 2, 2003                                 2,404,428                      924,780               2,042,816

January 2, 2004                              3,600,714                    1,384,890              10,981,357

July 2, 2004                                 2,404,428                      924,780               2,067,365

January 2, 2005                              3,600,714                    4,658,111               8,545,109

July 2, 2005                                 2,404,428                      924,780               2,088,574

January 2, 2006                              3,600,714                   10,807,954               4,557,132

July 2, 2006                                 2,404,428                    1,061,139               2,107,268

January 2, 2007                              3,600,714                   11,521,480               5,340,120

July 2, 2007                                 2,404,428                    1,314,296               2,123,996

January 2, 2008                              3,600,714                   12,161,923               6,353,247

July 2, 2008                                 2,404,428                    1,592,973               2,139,143

January 2, 2009                              3,600,714                    9,774,504               7,440,749

July 2, 2009                                 2,404,428                    1,896,919               2,152,993

January 2, 2010                              3,600,714                    4,479,836               8,300,777

July 2, 2010                                 2,404,428                    2,225,904                       0

January 2, 2011                              9,843,155                    5,385,566                       0

July 2, 2011                                 3,716,432                    2,579,723                       0

January 2, 2012                             22,558,848                    7,766,713                       0

July 2, 2012                                 4,125,102                    2,958,186                       0

January 2, 2013                             26,190,164                    7,473,591                       0

July 2, 2013                                 4,546,731                    3,361,120                       0

January 2, 2014                             27,026,626                   10,604,042                       0

July 2, 2014                                 4,980,851                            0                       0

January 2, 2015                             30,758,116                            0                       0

July 2, 2015                                 5,427,034                            0                       0

January 2, 2016                             29,278,952                            0                       0

July 2, 2016                                 5,884,893                            0                       0

January 2, 2017                             13,015,118                            0                       0

July 2, 2017                                 6,354,074                            0                       0

January 2, 2018                             36,892,528                            0                       0


                                   ANNEX A to
                            Note Purchase Agreement
                            -----------------------

                                  DEFINITIONS

                                 EXHIBIT A-1 to
                            Note Purchase Agreement
                            -----------------------

                FORM OF LEASED AIRCRAFT PARTICIPATION AGREEMENT

                                 EXHIBIT A-2 to
                            Note Purchase Agreement
                            -----------------------

                                 FORM OF LEASE

                                 EXHIBIT A-3 to
                            Note Purchase Agreement
                            -----------------------

                       FORM OF LEASED AIRCRAFT INDENTURE

                                 EXHIBIT A-4 to
                            Note Purchase Agreement
                            -----------------------

                 FORM OF AIRCRAFT PURCHASE AGREEMENT ASSIGNMENT

                                 EXHIBIT A-5 to
                            Note Purchase Agreement
                            -----------------------

                    FORM OF LEASED AIRCRAFT TRUST AGREEMENT

                                  EXHIBIT B to
                            Note Purchase Agreement
                            -----------------------

                            FORM OF DELIVERY NOTICE


                                                            __________ __, 199_

Wilmington Trust Company
One Rodney Square
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention:  Corporate Trust Administration

First Security Bank, National Association
79 South Main Street
Salt Lake City, Utah 84111
Attention:  Corporate Trust Department

Moody's Investors Service, Inc.
99 Church Street
New York, N.Y.  10007
Attention:

Standard & Poor's Ratings Service
26 Broadway, 14th Floor
New York, N.Y.  10004
Attention:

Fitch IBCA, Inc.
1 State Street Plaza
New York, N.Y.  10004
Attention:

                  Re:  Atlas Air

Gentlemen:

                  Reference is made to the Note Purchase Agreement dated as of February 9, 1998 (the "Note Purchase Agreement") among Atlas Air, Inc. ("Atlas"), Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, as Subordination Agent and as Paying Agent, and First Security Bank, National Association, as Escrow Agent.

                  In accordance with Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you as follows:

                    (i) Delivery of an Aircraft, and the consummation of the financing therefor, will take place on ___________, __, 199_, which is a Business Day before the Cut-off Date.

                   (ii) Atlas will treat the Aircraft as a [Leased] [Owned] Aircraft.

                  (iii) [The Owner Participant (a) is not an Affiliate of the Company and (b) based on the representations of the Owner Participant, is a Qualified Owner Participant or is a person the obligations of which under the Owner Participant Agreements are guaranteed by a Qualified Owner Participant].1

                   (iv) The aggregate principal amount of Series A Equipment Notes to be issued and purchased by the Pass Through Trustee is $[ ].

                    (v) The aggregate principal amount of Series B Equipment Notes to be issued and purchased by the Pass Through Trustee is $[ ].

                   (vi) The aggregate amount of Series C Equipment Notes to be issued and purchased by the Pass Though Trustee is $[ ].

                  The undersigned hereby directs the Pass Through Trustee to
(a) instruct the Escrow Agent to provide Notices of Purchase Withdrawal to the Depositary in respect of the Equipment Notes to be issued as specified above and (b) enter into the Participation Agreement included in the Financing Agreements with respect to the Aircraft on the date specified in clause (i) above and to perform its obligations thereunder.

                                               ATLAS AIR, INC.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:
----------------------------
*    Includes for Leased Aircraft only.

                                 EXHIBIT C-1 to
                            Note Purchase Agreement
                            -----------------------

                 FORM OF OWNED AIRCRAFT PARTICIPATION AGREEMENT

                                 EXHIBIT C-2 to
                            Note Purchase Agreement
                            -----------------------

                        FORM OF OWNED AIRCRAFT INDENTURE